UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) Aug 23, 2005

Sunrise Real Estate Development Group, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2513701

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 1502, No. 333 Zhaojiabang Road
Shanghai, People’s Republic of China

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    86 21 6422 0505

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On Aug 23, 2005, at a meeting of the board of directors of Sunrise Real Estate Development Group, Inc. (the “Company”), Mr Zhang Xi was elected as a member of the board of directors of the Company and it was determined that he is an “independent director” as defined in the applicable rules of the Securities and Exchange Commission. At the same meeting, it was further resolved that the Audit Committee of the Company be composed of Mr. Fu Xuanjie, Mr. Li Xiaogang and Mr. Zhang Xi, with Mr. Zhang Xi as the chairperson of the Audit Committee.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunrise Real Estate Development Group, Inc.
(Registrant)

Date: April 26, 2005	By:	/s/ Lin, Chi-Jung

Lin, Chi-Jung
President and Chief Executive Officer